Exhibit (5)(a)
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                                [GRAPHIC OMITTED]

Application for a Tax Qualified or Nonqualified variable annuity. Initial payment or the original of our Transfer/Rollover/Exchange Request form must accompany this application, if applicable. Please make check payable to ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED) and mail to P.O. BOX 5423, CINCINNATI, OH 45201-5423.
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1)  ACCOUNT INFORMATION (please print)               3)  ALLOCATION ELECTIONS

            OWNER/PARTICIPANT                        Allocate  my Purchase  Payment(s)  as
                                                     indicated below.  Allocations must be
Name:              John Doe                          in whole  percentages  and must total
      ------------------------------------           100%.

Address:         123 Any Street                      ROLLOVER/
        ----------------------------------           SINGLE   FLEXIBLE
                                                     PREMIUM  PREMIUM  PORTFOLIOS
City, State, Zip:  Anytown, USA 99999                   (%)    (%)
                 -------------------------
                                                                       [THE DREYFUS CORPORATION]
Daytime Phone #:    (513) 555-1000
                --------------------------                               [Small Cap Portfolio-VIF]
                                                       ----   ----
Evening Phone #:    (513) 555-2000                      25               [Capital Appreciation Portfolio-VIF]
                --------------------------             ----   ----
                                                                         [The Socially Responsible Growth Fund]
Date of Birth: 07/13/43 /X/ Male / / Female            ----   ----
               --------                                                  [Dreyfus Stock Index Fund]
                                                       ----   ----
Social Security #:      111-11-1111                                      [Growth and Income Portfolio-VIF]
                  ------------------------             ----   ----
                                                                         [Money Market Portfolio-VIF]
        JOINT OWNER (If Applicable)
                                                                       [INVESCO]
Name:            Jane Doe
     -------------------------------------                               [Industrial Income Fund-VIF]
                                                       ----   ----
Date of Birth: 04/29/45 / / Male /X/ Female             25               [Total Return Fund-VIF]
               --------                                ----   ----
                                                                         [High Yield Fund-VIF]
Social Security #:      ###-##-####                    ----   ----
                  ------------------------                             [JANUS CAPITAL CORPORATION (ASPEN SERIES)]

Relationship to Owner:      Wife                                         [International Growth Portfolio]
                      --------------------             ----   ----
                                                        25               [Worldwide Growth Portfolio]
      ANNUITANT (If Other than Owner)                  ----   ----
                                                                         [Aggressive Growth Portfolio]
Name:                N/A                               ----   ----
     -------------------------------------                               [Growth Portfolio]
                                                       ----   ----
Date of Birth:          / / Male / / Female                              [Balanced Portfolio]
               -------                                 ----   ----
                                                                       [MORGAN STANLEY UNIVERSIAL FUNDS INC.]
Social Security #:
                  ------------------------                               [Emerging Markets Equity Portfolio]
                                                       ----   ----
------------------------------------------                               [Mid-Cap Value Portfolio]
                                                       ----   ----



2)  BENEFICIARIES                                                        [Value Portfolio]
                                                       ----   ----
PRIMARY                                                                  [U.S. Real Estate Portfolio]
                                                       ----   ----
Name:              Jim Doe                                               [Fixed Income Portfolio]
     -------------------------------------
                                                                       [PBHG INSURANCE SERIES FUND, INC.]
Relationship to Owner:      Child
                      --------------------              25               [Technology & Communications Portfolio]
                                                       ----   ----
Name:             Sally Doe                                              [Growth II Portfolio]
     -------------------------------------             ----   ----
                                                                         [Large-Cap Growth Portfolio]
Relationship to Owner:      Child                      ----   ----
                      --------------------                             [STRONG CAPITAL MANAGEMENT, INC.]

CONTINGENT                                                               [Strong Growth Fund II]
                                                       ----   ----
Name:                N/A                                                 [Strong Opportunity Fund II, Inc.]
     -------------------------------------             ----   ----
                                                                       [TIMOTHY PARTNERS, LTD.]
Relationship to Owner:
                      --------------------                               [The Timothy Plan (VS)]
                                                       ----   ----
                                                                       [FIXED ACCOUNT OPTIONS]
Enclose a signed letter of instruction                 ----   ----
if further designations are needed.                                      [Fixed Accumulation Account]
                                                       ----   ----
                                                              N/A        [Fixed Option 1-Year Guarantee]
                                                       ----   ----
                                                              N/A        [Fixed Option 3-Year Guarantee]
                                                       ----   ----
                                                              N/A        [Fixed Option 5-Year Guarantee]
                                                       ----   ----
                                                              N/A        [Fixed Option 7-Year Guarantee]
                                                       ----   ----
                                                       100%   100%  TOTAL
                                                       ----   ----
------------------------------------------             ----------------------------------------------------------

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4)  PLAN INFORMATION

Tax Qualification
                      / / IRA Tax Year                   / / TSA/403(b)  / / 457
                                     ------------------
                      / / IRA Transfer / / IRA Rollover  / / 401
/ / Nonqualified OR   / / SEP IRA Tax Year               / / Other
                                           ------------            ------------
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5)  PURCHASE PAYMENTS
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Single Premium:  $50,000
--------------   --------------------
                 Amount

Salary Reduction/Flexible Premiums:  / /  Check here and enclose a voided check, if you would like to have payments
                                          electronically transferred from your
                                          checking account.
                    $
------------------  -----------------------  ---------  ------------------------
First Payment Date  Periodic Payment Amount  Frequency  Projected Annual Premium

Name of Employer (Salary Reduction Plan Only)
                                             -----------------------------------

Replacement: Will the proposed contract replace any existing annuity or life insurance contract or certificate? / / Yes /X/ No Please include all state specific Replacement forms with this application.
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6)  PRODUCT INFORMATION

The Application is for investment in the following
AILIC Contract:  Commodore Independence
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7)  REMARKS
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8)  SIGNATURES

Owner's Statement:

I agree that the information provided is true and complete to the best of my knowledge. I have read and understand each of the statements and answers on this form. The contract I have applied for is suitable for my investment objectives and financial situation. I also understand that the Annuity Commencement Date will be the Contract (or Certificate) Anniversary following the 85th birthday of the oldest owner or five years after the Contract (or Certificate) Effective Date, whichever is later, unless otherwise requested in the Remarks section and accepted by the Company. I HAVE RECEIVED A CURRENT COPY OF THE PROSPECTUS FOR ANNUITY INVESTORS(R) VARIABLE ACCOUNT B. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

           Please initial here if you wish to give the Registered Representative identified below authorization to make transfers, on your behalf and at your direction, on this contract.
---------
Signed at:     Anytown,   USA    this  17  day of   March   in the year  1998.
           ---------------------      ----        ---------             -----
                City     State        Day           Month                Year

/s/ John Doe                            /s/ John Doe
--------------------------------------  ----------------------------------------
    Signature of Owner/Participant      Signature of Joint Owner (If Applicable)

AGENT'S STATEMENT:
-----------------

To the best of my knowledge and belief, the annuity applied for / / IS / / IS NOT intended to replace insurance or an annuity on the proposed Owner/Participant with this or any other company. I also certify that an appropriate exclusion allowance was calculated (if applicable) for the named Owner/Participant, in accordance with current tax laws and regulations.

/s/ Dummy Agent                   Dummy Agent                        03/17/98
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Agent Signature                   Agent Name Printed                   Date

              XYZ Brokerage                              12345
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         Name of Broker/Dealer Firm             Brokerage Account Number

   00000                            000-000-0000                  54321
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Agent Number                     Agent Phone Number       Agent State License ID

For agent Use Only
/ / NT   / / T1   / / T2   / / T3   / / T4  (Default:  T1)
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

ACCOUNT SERVICE OPTIONS (Please initial all desired options.)

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                           PRINCIPAL GUARANTEE OPTION
                           (Minimum Payment of $5,000)

          INITIAL HERE TO ENROLL IN THE PRINCIPAL GUARANTEE OPTION. This -------- authorizes the Company to allocate a portion of the initial Purchase Payment to the Fixed 7-Year Guarantee option such that, at the end of the 7-Year Guarantee period, the amount allocated will grow to an amount equal to at least the initial Purchase Payment. The remaining balance will be allocated per your instructions on your application.

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                                 INTEREST SWEEP
                    (MINIMUM ACCOUNT VALUE REQUIRED FOR EACH
             FIXED ACCOUNT SELECTED FOR INTEREST SWEEP IS $5,000.)

          INITIAL HERE TO ACTIVATE INTEREST SWEEP. Interest Sweep transfers -------- will take place on the last valuation date of each calendar quarter, from the following fixed accounts:

/ / [Fixed Accumulation Option]   / / [1-Year Guarantee Option]
/ / [3-Year Guarantee Option]     / / [5-Year Guarantee Option]
/ / [7-Year Guarantee Option]

Interest Sweep transfers are to be allocated among portfolio sub-accounts, as indicated in the Allocation Instructions on page 4 of this application. NOTE:
Interest Sweep is not permitted into a sub-account from which Dollar Cost Averaging transfers are currently taking place, nor from a Fixed Accumulation Option from which Dollar Cost Averaging transfers are currently taking place.
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                              DOLLAR COST AVERAGING
 (MINIMUM ACCOUNT VALUE REQUIRED TO ACTIVATE DOLLAR COST AVERAGING IS $10,000.)

          INITIAL HERE TO ACTIVATE DOLLAR COST AVERAGING. Please transfer -------- $_________ (minimum $500) on the last valuation date of each calendar / / MONTH / / QUARTER, as indicated in the Allocation Instructions on page 4 of this application. If no selection is made, transfers will occur on a quarterly basis. Dollar Cost Averaging will remain in effect until the selected source sub-account is depleted, or until canceled. Automatic transfers are only available from either the Money Market or Fixed Accumulation Account, but not from both concurrently.

SOURCE ACCOUNT:
/ /   [Fixed Accumulation Account]   / / [Dreyfus Money Market Portfolio-VIF]

DESTINATION SUB-ACCOUNTS:

Please allocate the amount  transferred to the  sub-account(s) as listed on page
4. Allocations must be in whole percentages and must equal 100%. Dollar Cost Averaging is not available for clients currently enrolled in Portfolio Rebalancing.
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                              PORTFOLIO REBALANCING
 (MINIMUM ACCOUNT VALUE REQUIRED TO ACTIVATE PORTFOLIO REBALANCING IS $10,000.)

          INITIAL HERE TO ACTIVATE PORTFOLIO REBALANCING. If this service -------- option is selected, the Owner/Participant's Account Value (excluding amounts in all the Fixed Accounts) will be automatically rebalanced to maintain the allocation percentage levels in the variable portfolios, as indicated in the Allocation Instructions on page 4 of this application. Portfolio Rebalancing will occur on the last valuation date of each calendar quarter. If Portfolio Rebalancing is selected, the total value of all sub-accounts will be included in the rebalancing process. Portfolio Rebalancing is not available for clients currently enrolled in Dollar Cost Averaging.
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                     CONSENT TO DELIVERY IN ELECTRONIC MEDIA

          By initialing here, the applicant acknowledges receipt of the -------- applicable Commodore annuity prospectus in electronic format and consents to the delivery of any prospectus, supplement thereto, statement of additional information or any other information required to be furnished to contract holders in electronic format, where available. Annuity Investors Life Insurance Company is not required to make all such documents available in electronic format, and may provide any document or supplement to a document in paper format. Electronically formatted documents will be provided on diskette and mailed to your address of record via U.S. Mail. System requirements for electronic documents are 386, 486 or Pentium Class PC with Windows 3.1 or higher and Windows Compatible Web Browser Software. YOU MAY REVOKE YOUR CONSENT TO DELIVER IN ELECTRONIC MEDIA AT ANY TIME, OR RECEIVE A PAPER COPY OF ANY DOCUMENT DELIVERED IN ELECTRONIC FORMAT, BY CONTACTING ANNUITY INVESTORS LIFE INSURANCE COMPANY.
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

ACCOUNT SERVICE OPTIONS (continued)

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
                 PORTFOLIOS                     PORTFOLIO        DOLLAR COST        INTEREST
                                               REBALANCING        AVERAGING           SWEEP
                                               ALLOCATION %      ALLOCATION %      ALLOCATION %
------------------------------------------------------------------------------------------------
        [THE DREYFUS CORPORATION]
        [Small Cap Portfolio-VIF]
   [Capital Appreciation Portfolio-VIF]
[The Socially Responsible Growth Fund, Inc.]
        [Dreyfus Stock Index Fund]
    [Growth and Income Portfolio-VIF]
       [Money Market Portfolio-VIF]
                [INVESCO]
       [Industrial Income Fund-VIF]
         [Total Return Fund-VIF]
          [High Yield Fund-VIF]
[JANUS CAPITAL CORPORATION (ASPEN SERIES)]
     [International Growth Portfolio]
       [Worldwide Growth Portfolio]
      [Aggressive Growth Portfolio]
            [Growth Portfolio]
           [Balanced Portfolio]
  [MORGAN STANLEY UNIVERSAL FUNDS INC.]
   [Emerging Markets Equity Portfolio]
        [Mid-Cap Value Portfolio]
            [Value Portfolio]
       [U.S. Real Estate Portfolio]
         [Fixed Income Portfolio]
    [PBHG INSURANCE SERIES FUND, INC.]
 [Technology & Communications Portfolio]
          [Growth II Portfolio]
       [Large-Cap Growth Portfolio]
    [STRONG CAPITAL MANAGEMENT, INC.]
         [Strong Growth Fund II]
    [Strong Opportunity Fund II, Inc.]
         [TIMOTHY PARTNERS, LTD.]
         [The Timothy Plan (VS)]
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                 TOTAL                            100%              100%              100%
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

                            SIGNATURE AUTHORIZATION

By signing my name to this form I hereby authorize Annuity Investors Life Insurance Company(R) to make the elections as indicated on this form. I have read this entire form and agree to hold harmless and indemnify Annuity Investors Life Insurance Company as to any and all claims or demands which may be made by reason of the elections so made. You may change your current instructions or elect to discontinue your participation in these programs by calling the Annuity Investors Life Insurance Company Variable Annuity Service Center at 1-800-789-6771.


/s/ John Doe                    03/17/98    /s/ Jane Doe               03/17/98
-----------------------------  ----------   ------------------------  ----------
Signature of Owner/               Date      Signature of Joint Owner     Date
Participant                                 (If Applicable)
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